Accounts Payable, Accrued Liabilities and Asset Retirement Obligations - Components Accounts Payable and Accrued Liabilities (Detail) $ in Thousands, $ in Millions	Dec. 31, 2019 MXN ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 MXN ($)
Accounts payable and accrued liabilities [abstract]
Suppliers	$ 113,370,716		$ 118,406,380
Sundry creditors	90,849,195		91,087,197
Interest payable	8,057,170		8,535,519
Guarantee deposits from customers	1,467,835		1,421,336
Dividends payable	2,367,908		2,506,835
Total	$ 216,112,824	$ 11,468	$ 221,957,267